UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21582
                                                     ----------

             Madison / Claymore Covered Call & Equity Strategy Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            2455 Corporate West Drive
                                 Lisle, IL 60532
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
             Madison / Claymore Covered Call & Equity Strategy Fund
                            2455 Corporate West Drive
                                Lisle, IL 60532
             ------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ----------------

                      Date of fiscal year end: December 31
                                               -----------

          Date of reporting period: January 1, 2009 - December 31, 2009
                                    -----------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

ANNUAL REPORT
December 31, 2009

                                                                MADISON/CLAYMORE
                                                                             MCN
                                             COVERED CALL & EQUITY STRATEGY FUND





                               Picture of bridge



Logo: Madison
      Investment Advisors

                                                               Logo: CLAYMORE(R)

                                                            WWW.CLAYMORE.COM/MCN

                                                    ... YOUR ROAD TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                            MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

                                MCN   | Madison/Claymore
                              LISTED  | Covered Call &
                               NYSE   | Equity Strategy
                                        Fund


Logo: Madison
      Investment Advisor

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/MCN, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information


Madison Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dear SHAREHOLDER |

We thank you for your investment in the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund"). This report covers the Fund's performance for the 12 months ended December 31, 2009.

The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of the Fund's investment manager, selling at a reasonable price in relation to their long-term earnings growth rates. On an ongoing and consistent basis, the Fund sells covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund allocates at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options on a portion of the equity securities held in the Fund's portfolio; pending investment in equity securities or as covered call options, the assets of the Fund allocated to its integrated investment strategy are held in cash or cash equivalents. The Fund invests, under normal market conditions, at least 65% of its investments in equity securities in common stocks of large capitalization issuers that meet the Fund's selection criteria.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12 months ended December 31, 2009, the Fund provided a total return based on market price of 61.01% and a total return based on NAV of 39.00%. As of December 31, 2009, the Fund's market price of $8.89 per share represented a discount of 7.59% to its NAV of $9.62 per share. Past performance does not guarantee future results. The market price of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV.

The Fund paid quarterly dividends of $0.2400 on February 27, 2009, $0.1800 on May 29 and August 31, 2009; and $0.1962 on November 30, 2009. The most recent dividend included a supplemental distribution component of $0.0162 per share in order for the Fund to meet its distribution requirements. The regular quarterly component of this distribution, which was $0.18 per share, represents an annualized distribution rate of 8.10% based on the Fund's closing market price of $8.89 on December 31, 2009. However, there is no guarantee that this level of income will be maintained.

Claymore Advisors, LLC (the "Adviser") is the investment adviser to the Fund. Claymore entities provided supervision, management or servicing on approximately $15.2 billion in assets as of December 31, 2009. Madison Asset Management, LLC, ("MAM"), a wholly-owned subsidiary of Madison Investment Advisors, Inc., (collectively "Madison") is the Fund's investment manager (the "Investment Manager"). Founded in 1974, Madison is an independently owned firm that, with its affiliates, manages approximately $15 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of December 31, 2009.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")). The transaction closed on October 14, 2009 (the "Effective Date"), whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc., the surviving entity. The transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory & Investment Management Agreements. Accordingly, on September 23, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and an interim investment management agreement among the Fund, the Adviser and MAM (the "Interim Investment Management Agreement" and together with the Interim Advisory Agreement, the "Interim Agreements"). The terms and conditions of the Interim Agreements are substantively identical to those of the original Advisory Agreement and Investment Management Agreement.

On September 23, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and a new investment

                                           Annual Report | December 31, 2009 | 3

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | DEAR SHAREHOLDER continued

management agreement among the Fund, the Adviser and MAM (the "New Investment Management Agreement" and together with the New Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements, which were approved by shareholders on February 2, 2010, have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is annually approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Investment Management Agreement.

On July 22, 2009, the Fund's Board of Trustees approved an open market share repurchase plan (the "Plan") and the Fund added an additional portfolio manager. Under the terms of the Plan, the Fund is authorized to purchase up to 5% of its outstanding common shares in the open market on a quarterly basis, subject to applicable regulatory and legal restrictions and in consideration of certain operational and market factors, including the size of the market price discount to net asset value of the Fund. The amount and timing of repurchases will be at the discretion of the Investment Manager, and subject to market conditions and investment considerations. The Fund intends to conduct the Plan in accordance with Rule 10b-18 under the Securities Exchange Act of 1934.

The Plan is intended to enhance shareholder value. The Fund's Board of Trustees has authorized the share repurchase program in the belief that share repurchases may at times represent attractive investment opportunities for the Fund. There is no assurance that the Fund will purchase shares at any particular discount levels or in any particular amounts. There is also no assurance that the market price of the Fund's shares, either absolutely or relative to net asset value, will increase as a result of any share repurchases.

Ray Di Bernardo, CFA, has joined Frank Burgess in the day-to-day portfolio management responsibilities for the Fund. Mr. Di Bernardo, who has been with the Madison organization since 2003, was previously an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of international and emerging market mutual funds at a Toronto-based international equity firm. Mr. Di Bernardo holds a BA from the University of Western Ontario and is a CFA charterholder.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 27 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about Madison's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www. claymore.com/mcn.

Sincerely,


/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Madison/Claymore Covered Call & Equity Strategy Fund



4 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

QUESTIONS & ANSWERS |

Madison Asset Management, LLC ("MAM") is pleased to address the progress of the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund" or "MCN") for the year ended December 31, 2009.

Introduced in July of 2004, the Fund continues to pursue its objectives by investing in high-quality, large-capitalization common stocks that are, in the opinion of the MAM investment professionals, selling at a reasonable price with respect to their long-term earnings growth rates. The Fund's option-writing strategy seeks to provide a consistent income from option premiums which are expected to help achieve the goal of providing a high level of current income and current gains with a secondary objective of long-term capital appreciation.

Madison Asset Management, LLC, a subsidiary of Madison Investment Advisors, Inc., together with its affiliates, manages approximately $15 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of December 31, 2009.

--------------------------------------------------------------------------------
WHAT HAPPENED IN THE MARKET DURING 2009?

With a sense of relief, U.S. equity markets ended the year in much better form than when they began the year. In the first months of 2009 the U.S. economy was in a very deep recession, which some were characterizing as the start of a new depression. Housing was in disarray, the auto market had serious problems, unemployment was rising and the credit markets were deteriorating. There was widespread fear that the major banks would be nationalized and by early March these factors had driven the S&P 500 down by approximately 25%. Since then we've experienced a sizable recovery, a record rally in a very short time. Massive government stimulus has unfrozen credit markets, economic recovery is underway and market psychology has shifted from fear to optimism, some might say hyper-optimism. As a result, the S&P 500 managed a very strong 26.5% return in 2009 with a 6.0% boost coming in the fourth quarter.

Although defensive sectors led the way in the early portion of the year as the market continued to swoon, once the recovery gathered steam, cyclical sectors began to assert leadership. The Technology, Consumer Discretionary and Materials sectors were the ultimate leaders over the full year as expectations grew for a global economic recovery. The Financial sector, which had been decimated in late 2008 and early 2009, rebounded sharply in the second and third quarter as a semblance of stability returned to the banking system. Despite its defensive nature and the specter of dramatic reform, the Health Care sector also rebounded strongly, particularly late in the year as reform efforts seemed to lose momentum.

Given the dire environment as the year began, investor fear was very high and as a result, market volatility was near the all-time highs reached in late 2008. The CBOE Market Volatility Index (VIX) traded in the range of 40 to 50 early in the year but trended lower as the stock market recovered and fear subsided, ending the year just above 20.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM GIVEN THE MARKETPLACE CONDITIONS DURING 2009?

We are very pleased to report that MCN had a tremendous year, outperforming through the market declines in the first quarter and the rally that followed. For the year ended December 31, 2009, the Fund provided a market price total return of 61.01%. This compared highly favorably to the S&P 500 Index which returned 26.46% and the CBOE S&P BuyWrite Index (BXM) which posted a 25.91% return over the same period. Closed-end funds in general, and MCN specifically, were pushed to deep discounts by the fear-inspired selling environment of 2008 and early 2009. A significant portion of the Fund's market price total return for this annual period was a reduction of the market price discount to net asset value ("NAV"), as the underlying NAV showed a robust return of 39.00%. About a third of the market price total return in 2009 was due to a reduction of this discount. The Fund's strong performance during the period was powered by a combination of very favorable underlying stock performance coupled with an option strategy that allowed the Fund to participate in the market rally.

Much transpired throughout the year from a portfolio strategy standpoint. Early in the year, the portfolio was


                                           Annual Report | December 31, 2009 | 5

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued

structured to provide the most protection possible by taking advantage of the extremely high option premiums that resulted from the excessively high level of market volatility. As the market bottomed, call options were written meaningfully out-of-the-money in order for the portfolio to participate in the market rebound. This strategy worked extremely well and allowed the Fund's NAV to recover as the market advanced. Through mid-year, as the market continued its recovery, the Fund shifted to a more defensive posture as concerns grew that the market may have moved too far ahead of actual underlying economic and corporate fundamentals. Call options were written closer-to-the-money and on a larger portion of the portfolio holdings, and proceeds from option assignments were used to steadily reduce the Fund's leverage, which began the year at approximately 14% of total assets and was ultimately eliminated in October.

--------------------------------------------------------------------------------
DESCRIBE THE FUND'S PORTFOLIO EQUITY AND OPTION STRUCTURE:

As of December 31, 2009, the Fund held 51 equity securities and unexpired covered call options had been written against 77.7% of the Fund's stock holdings. During 2009, the Fund generated premiums of $18.3 million from its covered call writing activities. It is the strategy of the Fund to write out-of-the-money call options; as of December 31, 49.1% of the Fund's call options (55 of 112 different options) remained out-of-the-money. (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The number of out-of-the-money options has declined from the beginning of the year as the strength of the market rally has moved many share prices above their corresponding option strike prices. The Fund's managers have also begun writing options "closer-to-the-money" in order to capture higher premium income and provide the Fund added protection from a reversal in the market's upward surge.

--------------------------------------------------------------------------------
WHICH SECTORS ARE PREVALENT IN THE FUND?

From a sector perspective, MCN's largest exposure as of December 31, 2009 was to the Health Care and Technology (and technology related) sectors, followed by Consumer Discretionary, Financials and Energy sectors. The Fund was not invested in the Materials, Consumer Staples, Telecommunication Services and Utilities sectors as of year-end.

--------------------------------------------------------------------------------
DISCUSS THE FUND'S SECURITY AND OPTION SELECTION PROCESS:

The Fund is managed by two teams of investment professionals. MAM considers these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. Fundamental analysis is used to select solid companies with good growth prospects and attractive valuations. Then MAM seeks attractive call options to write on those stocks. It is the belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The Fund's portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, the focus of MAM is on the fundamental businesses of its companies. The stock selection philosophy strays away from the "beat the street" mentality, as they seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, the MAM investment professionals bring elements of consistency, stability and predictability to shareholders.

Once attractive and solid names have been selected for the Fund, the call writing strategy is employed. This procedure entails selling calls that are primarily out-of the-money, so the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.


6 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
WHAT IS THE MANAGEMENT'S OUTLOOK FOR THE MARKET AND FUND IN 2010?

With 2009 providing a turning point in the stock market and economy, management's outlook for 2010 is optimistic, although tempered by the fact that the market has already enjoyed such a strong recovery. The MAM investment professionals expect the economy to improve in 2010, especially internationally. Corporate profitability should continue to expand behind solid margins, productivity gains and improving revenue growth. Even though interest rates may move upward, they should remain at a relatively low level, which is positive for valuations. It is also possible that substantial assets still in cash and lower yielding bonds which could come back into the stock market will provide support. Although deep recessions, such as the one recently experienced, are historically followed by steep recoveries, MAM believes that the current recovery will likely be slower than history might suggest due to some lingering headwinds. High unemployment, stagnant wage growth and the prospect of higher taxes are causing consumers to save more and spend less, crimping a key economic driver. Additionally, the financial system, while recovering, remains wounded, as does the housing market. In general, economic growth is expected to be moderately positive but below the long-term trend line of 3-4%.

The explosive rally from the March 2009 lows was focused on lower quality and economically sensitive areas with the expectation that the economy would bounce back. This is characteristic of the first leg of a recovery. As the recovery moves to the next leg, the market will take its direction from actual signs of improving economic and company fundamentals which should bring the spotlight to higher quality, blue chip companies which remain the focus within MCN's portfolio.

Over the near term, MAM expects the stock market to consolidate its significant gains from the market lows with increasing risk relating to the possibility that lofty expectations of economic growth are proven to be overly optimistic. During the wait for economic and corporate reality to catch up with expectations, the MAM investment philosophy remains relatively defensively postured.

--------------------------------------------------------------------------------
INDEX DEFINITIONS
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The VIX-CBOE Volatility Index is widely known as the VIX Index. VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the "investor fear gauge."

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.


                                           Annual Report | December 31, 2009 | 7

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
MCN RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

EQUITY RISK: The value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

FOREIGN INVESTMENT RISK: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

RISKS OF MID-CAP COMPANIES: Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

INDUSTRY CONCENTRATION RISK: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

FUND DISTRIBUTION RISK: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares).In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

FINANCIAL LEVERAGE: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions. Please see www.claymore.com/mcn for a more detailed discussion about Fund risks and considerations.

8 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Fund SUMMARY | AS OF DECEMBER 31, 2009 (unaudited)

FUND STATISTICS
------------------------------------------------------
Share Price                                      $8.89
Common Share Net Asset Value                     $9.62
Premium/(Discount) to NAV                      -7.59%
Net Assets ($000)                             $185,393
------------------------------------------------------

TOTAL RETURNS
------------------------------------------------------
(INCEPTION 7/28/04)              MARKET           NAV
------------------------------------------------------
One Year                         61.01%        39.00%
Three Year - average annual      -6.08%        -4.34%
Five Year - average annual        0.11%         0.52%
Since Inception - average annual  0.35%         1.88%
------------------------------------------------------

                                       % OF LONG TERM
SECTOR BREAKDOWN                          INVESTMENTS
------------------------------------------------------
Health Care                                     22.1%
Technology                                      20.1%
Consumer Discretionary                          15.2%
Financials                                      15.2%
Energy                                          10.1%
Consumer Services                                7.8%
Software                                         3.4%
Computers                                        2.1%
Exchange-Traded Funds                            2.1%
Industrial                                       1.6%
Insurance                                        0.3%
------------------------------------------------------

                                       % OF LONG-TERM
TOP TEN HOLDINGS                          INVESTMENTS
------------------------------------------------------
Cisco Systems, Inc.                              4.8%
EMC Corp.                                        4.2%
eBay, Inc.                                       3.8%
Apache Corp.                                     3.6%
Capital One Financial Corp.                      3.4%
UnitedHealth Group, Inc.                         3.4%
Bed Bath & Beyond, Inc.                          3.2%
Mylan, Inc.                                      3.2%
Lowe's Cos., Inc.                                2.8%
Pfizer, Inc.                                     2.8%
------------------------------------------------------
Sectors and holdings are subject to change daily. For more current information, please visit www.claymore. com/mcn. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Line Chart:

SHARE PRICE & NAV PERFORMANCE


         SHARE PRICE       NAV
12/31/08         6.21    7.64
                 6.44    7.94
                 6.57    7.91
                 6.8     8.09
                 6.71    7.89
                 6.65    7.95
                 6.55    7.76
                 6.35    7.55
                 6.34    7.59
                 6.15    7.29
                 6.04    7.28
                 6.06    7.3
                 5.68    6.73
                 5.89    7.08
                 5.91    6.95
                 5.95    7.01
                 5.93    7.04
                 6.01    7.13
                 6.23    7.5
                 6.08    7.2
                 5.93    7
                 5.88    7.01
                 6.1     7.11
                 6.06    7.09
                 6.15    7.23
                 6.35    7.47
                 6.43    7.49
                 6.16    7.1
                 5.92    6.96
                 5.97    6.96
                 5.86    6.89
                 5.52    6.55
                 5.45    6.55
                 5.36    6.43
                 5.18    6.38
                 4.96    6.14
                 5.26    6.48
                 5.3     6.45
                 5.33    6.34
                 5.09    6.23
                 4.88    5.87
                 4.81    5.88
                 4.9     6.07
                 4.49    5.76
                 4.5     5.7
                 4.28    5.64
                 4.62    6.14
                 4.91    6.24
                 5.15    6.56
                 5.25    6.59
                 5.29    6.51
                 5.34    6.79
                 5.51    7
                 5.55    6.89
                 5.39    6.69
                 5.92    7.22
                 5.72    7.06
                 5.76    7.14
                 5.99    7.35
                 5.89    7.18
                 5.59    6.94
                 5.69    7.02
                 5.83    7.15
                 6       7.35
                 6.09    7.46
                 6.02    7.37
                 5.88    7.23
                 5.97    7.37
                 6.27    7.77
                 6.39    7.83
                 6.23    7.68
                 6.28    7.74
                 6.49    7.88
                 6.53    7.98
                 6.2     7.58
                 6.3     7.79
                 6.33    7.75
                 6.42    7.81
                 6.49    7.98
                 6.41    7.85
                 6.44    7.85
                 6.59    8
                 6.65    8.01
                 6.65    8.02
                 6.87    8.28
                 6.85    8.28
                 7       8.43
                 6.85    8.33
                 7.1     8.54
                 6.91    8.39
                 6.87    8.33
                 6.31    7.95
                 6.44    8.07
                 6.38    8.01
                 6.61    8.26
                 6.64    8.25
                 6.6     8.2
                 6.52    8.1
                 6.61    8.04
                 6.7     8.25
                 6.6     8.14
                 6.78    8.22
                 6.84    8.34
                 7.01    8.5
                 7.04    8.51
                 6.88    8.41
                 7.06    8.5
                 7.02    8.47
                 6.96    8.46
                 7.01    8.53
                 7.05    8.51
                 7.12    8.54
                 7.04    8.56
                 6.9     8.41
                 6.88    8.31
                 6.83    8.3
                 6.87    8.34
                 6.9     8.41
                 6.66    8.15
                 6.71    8.17
                 6.77    8.25
                 6.92    8.43
                 6.88    8.45
                 6.94    8.49
 6/30/09         6.98    8.41
                 6.97    8.42
                 6.81    8.22
                 6.95    8.21
                 6.73    8.09
                 6.66    8.07
                 6.71    8.13
                 6.63    8.11
                 6.71    8.31
                 6.83    8.36
                 7.09    8.6
                 7.18    8.68
                 7.22    8.69
                 7.3     8.79
                 7.35    8.82
                 7.35    8.82
                 7.55    9.02
                 7.56    9.04
                 7.58    9.04
                 7.57    9.07
                 7.6     9.03
                 7.69    9.09
                 7.71    9.08
                 7.85    9.22
                 7.94    9.23
                 7.9     9.25
                 7.9     9.23
                 8       9.33
                 7.98    9.34
                 7.96    9.22
                 7.89    9.13
                 7.99    9.2
                 7.85    9.12
                 7.58    8.92
                 7.7     9.02
                 7.76    9.07
                 7.85    9.15
                 7.99    9.27
                 7.92    9.24
                 7.93    9.29
                 7.94    9.31
                 7.94    9.35
                 8.03    9.36
                 7.89    9.3
                 7.83    9.12
                 7.77    9.11
                 7.82    9.2
                 7.93    9.3
                 8       9.34
                 8.03    9.42
                 8.12    9.51
                 8.19    9.51
                 8.19    9.54
                 8.29    9.55
                 8.41    9.67
                 8.44    9.66
                 8.38    9.66
                 8.4     9.65
                 8.42    9.7
                 8.37    9.63
                 8.27    9.55
                 8.28    9.51
                 8.38    9.65
                 8.3     9.62
                 8.3     9.62
                 8.23    9.43
                 8.16    9.39
                 8.29    9.52
                 8.38    9.59
                 8.42    9.63
                 8.63    9.67
                 8.58    9.71
                 8.59    9.74
                 8.59    9.73
                 8.69    9.85
                 8.8     9.85
                 8.83    9.78
                 8.9     9.84
                 8.89    9.78
                 8.82    9.7
                 8.89    9.79
                 8.85    9.7
                 8.78    9.61
                 8.66    9.58
                 8.36    9.38
                 8.49    9.56
                 8.32    9.37
                 8.46    9.4
                 8.46    9.44
                 8.49    9.4
                 8.6     9.53
                 8.61    9.54
                 8.85    9.68
                 8.63    9.48
                 8.63    9.51
                 8.63    9.44
                 8.75    9.45
                 8.87    9.53
                 8.87    9.53
                 8.75    9.53
                 8.53    9.46
                 8.51    9.43
                 8.58    9.52
                 8.53    9.52
                 8.59    9.54
                 8.54    9.43
                 8.59    9.46
                 8.7     9.53
                 8.69    9.52
                 8.58    9.45
                 8.52    9.51
                 8.5     9.48
                 8.51    9.43
                 8.63    9.46
                 8.68    9.48
                 8.64    9.5
                 8.77    9.57
                 8.77    9.55
                 8.82    9.56
                 8.76    9.5
                 8.72    9.54
                 8.75    9.61
                 8.79    9.64
                 8.85    9.64
                 8.88    9.67
                 8.84    9.67
                 8.88    9.66
                 8.87    9.67
 12/31/09        8.89    9.62




Bar Chart:
QUARTERLY DIVIDENDS PER SHARE

Feb 09          0.24
May 09          0.18
Aug 09          0.18
Nov 09          0.1962


Pie Chart:
PORTFOLIO COMPOSITION (% of Total Investments)

Long-Term Investments  88.8%
Short-Term Investments 11.2%


                                           Annual Report | December 31, 2009 | 9

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Portfolio of INVESTMENTS | DECEMBER 31, 2009


NUMBER
OF SHARES   DESCRIPTION                                      VALUE
-------------------------------------------------------------------
            LONG-TERM INVESTMENTS 96.3%
            COMMON STOCKS (A) 94.3%
            COMPUTERS 2.1%
    265,800 Dell, Inc. (b)                            $   3,816,888
-------------------------------------------------------------------
            CONSUMER DISCRETIONARY 14.6%
    206,000 American Eagle Outfitters, Inc.               3,497,880
    150,000 Bed Bath & Beyond, Inc. (b)                   5,794,500
     40,600 Best Buy Co., Inc.                            1,602,076
    140,000 Home Depot, Inc.                              4,050,200
    210,000 Lowe's Cos., Inc.                             4,911,900
     93,900 Starbucks Corp. (b)                           2,165,334
     55,000 Target Corp.                                  2,660,350
    120,000 Williams-Sonoma, Inc.                         2,493,600
-------------------------------------------------------------------
                                                         27,175,840
-------------------------------------------------------------------
            CONSUMER SERVICES 7.5%
    291,400 eBay, Inc. (b)                                6,859,556
     97,500 Garmin, Ltd. (Cayman Islands)                 2,993,250
    130,000 Intuit, Inc. (b)                              3,992,300
-------------------------------------------------------------------
                                                         13,845,106
-------------------------------------------------------------------
            ENERGY 9.7%
     61,900 Apache Corp.                                  6,386,223
     32,000 Schlumberger, Ltd. (Netherlands Antilles)     2,082,880
     47,000 Transocean, Ltd. (Switzerland) (b)            3,891,600
     70,000 Valero Energy Corp.                           1,172,500
     96,000 XTO Energy, Inc.                              4,466,880
-------------------------------------------------------------------
                                                         18,000,083
-------------------------------------------------------------------
            FINANCIALS 14.6%
      6,400 Affiliated Managers Group, Inc. (b)             431,040
    205,278 Bank of America Corp.                         3,091,487
    160,000 Capital One Financial Corp.                   6,134,400
    420,000 Citigroup, Inc.                               1,390,200
    260,000 Marshall & Ilsley Corp.                       1,417,000
    150,000 Morgan Stanley                                4,440,000
    110,000 State Street Corp.                            4,789,400
    255,000 Synovus Financial Corp.                         522,750
    180,000 Wells Fargo & Co.                             4,858,200
-------------------------------------------------------------------
                                                         27,074,477
-------------------------------------------------------------------


NUMBER
OF SHARES   DESCRIPTION                                      VALUE
-------------------------------------------------------------------
            HEALTH CARE 21.3%
     60,000 Biogen Idec, Inc. (b)                     $   3,210,000
     85,000 Community Health Systems, Inc. (b)            3,026,000
     85,045 Genzyme Corp. (b)                             4,168,055
    102,000 Gilead Sciences, Inc. (b)                     4,414,560
    308,400 Mylan, Inc. (b)                               5,683,812
    270,000 Pfizer, Inc.                                  4,911,300
    199,800 UnitedHealth Group, Inc.                      6,089,904
     38,200 Varian Medical Systems, Inc. (b)              1,789,670
     46,200 Waters Corp. (b)                              2,862,552
     55,200 Zimmer Holdings, Inc. (b)                     3,262,872
-------------------------------------------------------------------
                                                         39,418,725
-------------------------------------------------------------------
            INDUSTRIAL 1.5%
     50,000 United Parcel Services, Inc. - Class B        2,868,500
-------------------------------------------------------------------
            INSURANCE 0.3%
    108,800 MGIC Investment Corp. (b)                       628,864
-------------------------------------------------------------------
            SOFTWARE 3.3%
     62,500 Check Point Software Technologies
            (Israel) (b)                                  2,117,500
    220,000 Symantec Corp. (b)                            3,935,800
-------------------------------------------------------------------
                                                          6,053,300
-------------------------------------------------------------------
            TECHNOLOGY 19.4%
     65,000 Adobe Systems, Inc. (b)                       2,390,700
     82,400 Altera Corp.                                  1,864,712
     90,000 Applied Materials, Inc.                       1,254,600
    357,600 Cisco Systems, Inc. (b)                       8,560,944
    431,300 EMC Corp. (b)                                 7,534,811
    592,300 Flextronics International Ltd.
            (Singapore) (b)                               4,329,713
     93,000 Microsoft Corp.                               2,835,570
    156,000 QLogic Corp. (b)                              2,943,720
    164,000 Yahoo!, Inc. (b)                              2,751,920
     52,800 Zebra Technologies Corp. - Class A (b)        1,497,408
-------------------------------------------------------------------
                                                         35,964,098
-------------------------------------------------------------------
            TOTAL COMMON STOCKS - 94.3%
            (Cost $249,322,073)                         174,845,881
-------------------------------------------------------------------
            EXCHANGE-TRADED FUNDS - 2.0%
     80,000 Powershares QQQ                               3,673,600
            (Cost $3,692,600)
-------------------------------------------------------------------
            TOTAL LONG-TERM INVESTMENTS 96.3%
            (Cost $253,014,673)                         178,519,481
-------------------------------------------------------------------

See notes to financial statements.

10 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | PORTFOLIO OF INVESTMENTS continued


NUMBER
OF SHARES      DESCRIPTION                                           VALUE
--------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS 12.2%
               MONEY MARKET FUNDS 12.2%
    22,623,914 AIM Liquid Assets Money Market Fund          $   22,623,914
               (Cost $22,623,914)
--------------------------------------------------------------------------
               TOTAL INVESTMENTS 108.5%
               (Cost $275,638,587)                             201,143,395
               Liabilities in excess of Other Assets - (0.2%)    (304,575)
               Total Value of Options Written - (8.3%)        (15,446,102)
--------------------------------------------------------------------------
               NET ASSETS 100.0%                             $ 185,392,718
==========================================================================
(a) All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.

(b)  Non-income producing security.


CONTRACTS
(100 SHARES                                                    EXPIRATION    EXERCISE
PER CONTRACT)  CALL OPTIONS WRITTEN (B)                            DATE         PRICE         VALUE
----------------------------------------------------------------------------------------------------
        200    Adobe Systems, Inc.                            January 2010  $   22.50  $     286,000
        450    Adobe Systems, Inc.                            January 2010      30.00        306,000
         64    Affiliated Managers Group, Inc.                January 2010      50.00        111,040
        324    Altera Corp.                                   January 2010      17.50        165,240
        300    Altera Corp.                                   January 2010      20.00         79,500
        200    Altera Corp.                                     March 2010      20.00         60,000
         37    American Eagle Outfitters, Inc.                January 2010      12.50         16,650
      1,000    American Eagle Outfitters, Inc.                January 2010      15.00        210,000
        500    American Eagle Outfitters, Inc.               February 2010      17.50         38,750
        300    American Eagle Outfitters, Inc.                    May 2010      17.50         45,000
        304    Apache Corp.                                     April 2010     105.00        176,320
        315    Apache Corp.                                   January 2010      95.00        269,325
        600    Applied Materials, Inc.                        January 2010      12.50         91,500
      1,500    Bed Bath & Beyond, Inc.                        January 2010      30.00      1,297,500
          6    Best Buy Co., Inc.                             January 2010      35.00          2,745
        200    Biogen Idec, Inc.                                April 2010      55.00         51,500
        400    Biogen Idec, Inc.                              January 2010      50.00        150,000
        600    Capital One Financial Corp.                       June 2010      41.00        186,000
        600    Capital One Financial Corp.                    January 2010      36.00        162,000
        400    Capital One Financial Corp.                    January 2010      40.00         17,200
        625    Check Point Software Technologies              January 2010      25.00        556,250
      1,899    Cisco Systems, Inc.                            January 2010      20.00        754,852
        500    Cisco Systems, Inc.                            January 2010      22.50         77,500
        400    Cisco Systems, Inc.                              April 2010      24.00         52,600
        200    Community Health Systems, Inc.                 January 2010      30.00        122,000
        450    Community Health Systems, Inc.                   March 2010      35.00        153,000
        200    Community Health Systems, Inc.                    June 2010      35.00         92,000
        700    Dell, Inc.                                     January 2010      12.50        131,600
      1,600    Dell, Inc.                                     January 2010      15.00         22,400
        358    Dell, Inc.                                    February 2010      17.00          3,580
        980    eBay, Inc.                                     January 2010      15.00        837,900


CONTRACTS
(100 SHARES                                     EXPIRATION   EXERCISE
PER CONTRACT) CALL OPTIONS WRITTEN (B)                DATE      PRICE       VALUE
---------------------------------------------------------------------------------
        400    eBay, Inc.                     January 2010  $   17.50 $   242,000
        234    eBay, Inc.                     January 2010      20.00      83,070
        800    eBay, Inc.                     January 2010      24.00      27,200
        500    eBay, Inc.                       April 2010      26.00      36,500
       1,700   EMC Corp.                      January 2010      15.00     421,600
       1,113   EMC Corp.                      January 2010      12.50     553,718
        400    EMC Corp.                        April 2010      17.00      55,000
        500    EMC Corp.                      January 2010      17.50      17,250
        600    EMC Corp.                        April 2010      18.00      51,900
      1,500    Flextronics International Ltd. January 2011      10.00      81,000
      2,000    Flextronics International Ltd.   April 2010       7.50     124,000
        375    Garmin, Ltd.                      July 2010      33.00     107,812
        200    Garmin, Ltd.                   January 2010      34.00       1,500
        300    Genzyme Corp.                  January 2010      55.00       3,750
        350    Genzyme Corp.                  January 2010      60.00       1,750
        500    Gilead Sciences, Inc.           August 2010      46.00     137,500
        215    Gilead Sciences, Inc.          January 2010      48.00       1,075
        200    Gilead Sciences, Inc.              May 2010      48.00      26,000
      1,000    Home Depot, Inc.              February 2010      28.00     153,500
        200    Home Depot, Inc.                   May 2010      29.00      35,900
        600    Intuit, Inc.                   January 2010      30.00      57,000
        200    Intuit, Inc.                      July 2010      30.00      52,500
        300    Intuit, Inc.                     April 2010      27.50     111,000
        300    Lowe's Cos., Inc.              January 2010      22.50      31,500
        300    Lowe's Cos., Inc.                 July 2010      24.00      52,500
        600    Lowe's Cos., Inc.              January 2010      24.00      12,000
        300    Lowe's Cos., Inc.              January 2010      25.00       1,500
        182    MGIC Investment Corp.          January 2010      10.00         910
        358    Microsoft Corp.                January 2010      24.00     232,700
        572    Microsoft Corp.                January 2010      25.00     316,030
        500    Morgan Stanley                   April 2010      32.00      62,250
        400    Morgan Stanley                    July 2010      32.00      83,400
        324    Mylan, Inc.                    January 2010      12.50     194,400
       1,460   Mylan, Inc.                    January 2010      15.00     503,700
        300    Mylan, Inc.                      April 2010      17.50      54,750
        200    Mylan, Inc.                       July 2010      19.00      29,500
        500    Pfizer, Inc.                     March 2010      18.00      47,250
        500    Pfizer, Inc.                      June 2010      20.00      29,000
        800    Powershares QQQ                  March 2010      47.00      96,800
        387    QLogic Corp.                   January 2010      12.50     245,745
      1,173    QLogic Corp.                   January 2010      15.00     457,470
        320    Schlumberger, Ltd.             January 2010      60.00     172,000
        709    Starbucks Corp.                January 2010      12.50     751,540
        200    Starbucks Corp.                January 2010      19.00      83,000
        500    State Street Corp.                 May 2010      45.00     170,000

See notes to financial statements

                                          Annual Report | December 31, 2009 | 11

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | PORTFOLIO OF INVESTMENTS continued

CONTRACTS
(100 SHARES                                         EXPIRATION   EXERCISE
PER CONTRACT) CALL OPTIONS WRITTEN (B)                   DATE       PRICE        VALUE
--------------------------------------------------------------------------------------
       400    State Street Corp.                   August 2010  $   47.00 $    144,000
       500    Symantec Corp.                        April 2010      18.00       57,500
       300    Symantec Corp.                         July 2010      18.00       48,750
       300    Symantec Corp.                         July 2010      19.00       35,250
       100    Target Corp.                        January 2010      44.00       44,500
       100    Target Corp.                        January 2010      46.00       26,450
       200    Target Corp.                           July 2010      49.00       73,500
       150    Target Corp.                           July 2010      50.00       48,000
       200    Transocean, Ltd.                   February 2010      90.00       24,000
       270    Transocean, Ltd.                    January 2010      85.00       26,190
       700    UnitedHealth Group, Inc.              March 2010      28.00      252,000
       500    UnitedHealth Group, Inc.              March 2010      30.00      118,250
       400    UnitedHealth Group, Inc.               June 2010      30.00      130,000
       300    UnitedHealth Group, Inc.               June 2010      32.00       69,900
       150    United Parcel Services, Inc.        January 2010      55.00       39,075
       200    United Parcel Services, Inc.           July 2010      60.00       44,700
       150    United Parcel Services, Inc.        January 2010      60.00        1,725
       400    Valero Energy Corp.                    June 2010      18.00       42,600
       300    Valero Energy Corp.                   March 2010      20.00        4,800
       382    Varian Medical Systems, Inc.        January 2010      40.00      261,670
        86    Waters Corp.                        January 2010      45.00      145,770
       376    Waters Corp.                        January 2010      50.00      449,320
       900    Wells Fargo & Co.                   January 2010      30.00        8,550
       200    Wells Fargo & Co.                     April 2010      29.00       27,300
       300    Wells Fargo & Co.                     April 2010      30.00       31,200
       300    Wells Fargo & Co.                     April 2010      32.00       17,100
       500    Williams-Sonoma, Inc.              February 2010      17.50      175,000
       236    Williams-Sonoma, Inc.                   May 2010      22.50       33,040
       400    Williams-Sonoma, Inc.              February 2010      22.50       22,000
       100    XTO Energy, Inc.                        May 2010      44.00       43,500
       860    XTO Energy, Inc.                    January 2010      45.00      159,100
       800    Yahoo!, Inc.                        January 2010      17.50        8,800
       220    Zebra Technologies Corp.           February 2010      25.00       78,100
       108    Zebra Technologies Corp.                May 2010      30.00       14,040
       150    Zimmer Holdings, Inc.                 March 2010      55.00       84,000
       300    Zimmer Holdings, Inc.                  June 2010      60.00      120,000
--------------------------------------------------------------------------------------
              TOTAL VALUE OF CALL OPTIONS WRITTEN
              (Premiums received $11,367,416)                             $ 15,446,102
--------------------------------------------------------------------------------------

(b)  Non-income producing security.


See notes to financial statements.

12 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of ASSETS AND LIABILITIES | DECEMBER 31, 2009
ASSETS
   Investments at value (cost $275,638,587)                                        $ 201,143,395
   Cash                                                                                  132,972
   Investments sold receivable                                                         3,499,840
   Dividends and interest receivable                                                      49,203
   Other assets                                                                            6,738
-------------------------------------------------------------------------------------------------
       Total assets                                                                  204,832,148
-------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at value (premiums received of $11,367,416)                       15,446,102
   Payables:
       Investments purchased                                                           3,692,600
       Investment advisory fee                                                            78,093
       Investment management fee                                                          78,093
       Other affiliates                                                                    8,529
       Trustees'fees                                                                       3,813
   Accrued expenses and other liabilities                                                132,200
-------------------------------------------------------------------------------------------------
       Total liabilities                                                              19,439,430
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $ 185,392,718
=================================================================================================
COMPOSITION OF NET ASSETS
   Common stock, $.01 par value per share; unlimited number of shares authorized,
   19,268,423 shares issued and outstanding                                        $     192,684
   Additional paid-in capital                                                        275,590,013
   Accumulated net realized loss on investments and options transactions             (11,816,101)
   Net unrealized depreciation on investments and options transactions               (78,573,878)
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $ 185,392,718
=================================================================================================
NET ASSET VALUE (based on 19,268,423 common shares outstanding)                    $        9.62
=================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2009 | 13

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of OPERATIONS | FOR THE YEAR ENDED DECEMBER 31, 2009
INVESTMENT INCOMEINVESTMENT INCOME
   Dividends                                                                $  1,672,771
   Interest                                                                       24,076
---------------------------------------------------------------------------------------------------------
       Total income                                                                       $    1,696,847
---------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                       870,249
   Investment management fee                                                     870,249
   Professional fees                                                             134,989
   Trustees'fees and expenses                                                    134,686
   Printing expenses                                                              68,933
   Administrative fee                                                             46,691
   Custodian fee                                                                  45,174
   Fund accounting                                                                34,394
   Line of credit fees                                                            29,141
   NYSE listing fee                                                               21,850
   Transfer agent fee                                                             18,827
   Insurance                                                                      18,400
   Other                                                                           6,820
   Interest expense                                                              324,083
---------------------------------------------------------------------------------------------------------
       Total expenses                                                                          2,624,486
---------------------------------------------------------------------------------------------------------
       NET INVESTMENT LOSS                                                                      (927,639)
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Investments                                                                           (20,618,805)
       Options                                                                                10,168,424
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                                            74,253,376
       Options                                                                                (9,380,548)
---------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments and options transactions                   54,422,447
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $   53,494,808
=========================================================================================================

See notes to financial statements.

14 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of CHANGES IN NET ASSETS|
                                                                                 FOR THE             FOR THE
                                                                              YEAR ENDED          YEAR ENDED
                                                                       DECEMBER 31, 2009   DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment (income) loss                                            $    (927,639)   $         88,717
   Net realized gain (loss) on investments and options                       (10,450,381)         34,916,137
   Net unrealized appreciation (depreciation) on investments and options      64,872,828        (115,809,486)
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations            53,494,808         (80,804,632)
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                               (15,340,759)        (22,736,739)
   Return of capital                                                                (759)                 --
-------------------------------------------------------------------------------------------------------------
                                                                             (15,341,518)        (22,736,739)
-------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                    38,153,290        (103,541,371)
NET ASSETS:
   Beginning of period                                                       147,239,428         250,780,799
-------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net
   investment income of $0 and $0, respectively)                           $ 185,392,718    $    147,239,428
=============================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2009 | 15

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Financial HIGHLIGHTS|
                                                                 FOR THE       FOR THE       FOR THE       FOR THE         FOR THE
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                                    2009          2008          2007          2006            2005
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   7.64    $    13.02   $     14.84  $      14.74    $      15.14
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                (0.05)           --          0.17          0.01           (0.02)
   Net realized and unrealized gain (loss)
       on investments and options                                   2.83         (4.20)        (0.67)         1.41            0.94
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                             2.78         (4.20)        (0.50)         1.42            0.92
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                     (0.80)        (1.18)        (1.32)        (1.32)          (1.32)
   Return of capital                                                0.00*           --            --            --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions to Common Shareholders                      (0.80)        (1.18)        (1.32)        (1.32)          (1.32)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $   9.62    $     7.64   $     13.02  $      14.84    $      14.74
===================================================================================================================================
MARKET VALUE, END OF PERIOD                                     $   8.89    $     6.21   $     11.41  $      15.11    $      14.80
===================================================================================================================================
TOTAL INVESTMENT RETURN (B)
Net asset value                                                    39.00%       -34.53%        -3.81%        10.22%           6.36%
Market value                                                       61.01%       -38.12%       -16.85%        11.86%           8.49%
RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (thousands)                            $ 185,393   $  147,239   $   250,781  $    283,851    $    278,344
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, excluding interest expense                       1.42%         1.36%         1.25%         1.28%           1.27%
   Total expenses, including interest expense                       1.62%         1.62%          N/A           N/A             N/A
   Net investment income, including interest expense               -0.57%         0.04%          N/A           N/A             N/A
Portfolio Turnover (c)                                                14%           33%          103%           59%            109%
Senior Indebtedness
   Total borrowings outstanding (in thousands)                       N/A    $   24,000           N/A           N/A             N/A
   Asset coverage per $1,000 of indebtedness (d)                     N/A    $    7,135           N/A           N/A             N/A

*    Amount is less than 0.01

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund's dividend reinvestment plan for returns at market value.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Portfolio turnover is not annualized for periods less than one year.

(d) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.


See notes to financial statements.

16 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Notes to FINANCIAL STATEMENTS | DECEMBER 31, 2009

Note 1 -- ORGANIZATION:
Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund's investment manager, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 -- SIGNIFICANT ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect of the Fund's financial statements

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS
Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair value. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose bid or asked prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The Fund adopted ASC 820, Fair Value Measurements and Disclosures ("ASC 820") (formerly known as the Statement of Financial Accounting Standard ("FAS") No.
157). In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable

                                          Annual Report | December 31, 2009 | 17

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS continued

inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2009:

DESCRIPTION               LEVEL 1     LEVEL 2     LEVEL 3         TOTAL
-----------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks         $   174,846   $      --      $   --    $  174,846
Exchange-Traded Funds       3,674          --          --         3,674
Money Market Fund          22,624          --          --        22,624
-----------------------------------------------------------------------
Total                 $   201,144   $      --      $   --    $  201,144
=======================================================================
Liabilities:
Written Options       $    15,446          --          --    $   15,446
-----------------------------------------------------------------------
Total                 $    15,446   $      --      $   --    $   15,446
=======================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) OPTIONS
The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund's common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

(e) SUBSEQUENT EVENTS
The Fund has adopted ASC 855, Subsequent Events ("ASC 855") (formerly known as SFAS No. 165). ASC 855 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. ASC 855 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through February 24 2010, which is the date the financial statements were issued.

18 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS continued

Note 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:
Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser furnishes offices, necessary facilities and equipment; provides certain administrative services; oversees the activities of Madison Asset Management LLC (the "Investment Manager"); and provides personnel, including certain officers required for the Fund's administrative management and compensates all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund's average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund's average daily managed assets.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc. which is the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory & Investment Management Agreements. Accordingly, on September 23, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and an interim investment management agreement among the Fund, the Adviser and Madison Asset Management, LLC (the "Interim Investment Management Agreement" and together with the Interim Advisory Agreement, the "Interim Agreements"). The Interim Agreements took effect as of the Effective Date.

On September 23, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and a new investment management agreement among the Fund, the Adviser and the Investment Manager (the "New Investment Management Agreement" and together with the New Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. On February 2, 2010, shareholders approved the New Agreements and therefore the Interim Agreements terminated. The New Agreements will have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved annually by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Investment Management Agreement.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                RATE
==================================
First $200,000,000         0.0275%
Next $300,000,000          0.0175%
Next $500,000,000          0.0125%
Over $1,000,000,000        0.0100%

The Investment Manager receives a fund accounting fee based on the net assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the net assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the two funds:

NET ASSETS                    RATE
==================================
First $200,000,000         0.0275%
Next $300,000,000          0.0200%
Next $500,000,000          0.0150%
Over $1,000,000,000        0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

                                          Annual Report | December 31, 2009 | 19

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS continued

Certain officers and trustees of the Fund are also officers and directors of Claymore Advisors, LLC or Madison Asset Management LLC. The Fund does not compensate its officers or trustees who are officers or interested persons of the two aforementioned firms.

Note 4 -- FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution reclass in the amount of $15,340,759 was reclassified from net investment loss to accumulated net realized gain. Finally, a permanent book and tax difference relating to net operating losses in the amount of $927,639 was reclassified from net investment loss to accumulated net realized gain. Net realized gains or losses may differ for financial reporting and tax reporting primarily as a result of the deferral of losses relating to wash sale and straddle transactions.

Information on the tax components of investments, excluding written options, as of December 31, 2009 is as follows:


                                                                                                 UNDISTRIBUTED
                                                                                                     LONG-TERM
         COST OF                                        NET TAX         NET TAX                          GAIN/
     INVESTMENTS      GROSS TAX    GROSS TAX         UNREALIZED      UNREALIZED   UNDISTRIBUTED   (ACCUMULATED
         FOR TAX     UNREALIZED    UNREALIZED   DEPRECIATION ON    DEPRECIATION        ORDINARY   CAPITAL LOSS
        PURPOSES   APPRECIATION  DEPRECIATION       INVESTMENTS  ON DERIVATIVES          INCOME      AND OTHER)
==============================================================================================================
   $ 276,532,930   $  6,034,022  ($81,423,557)    ($75,389,535)    ($4,078,686)    $         --   ($10,921,758)


Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer capital losses of $3,075,359.

At December 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $7,813,335 available to offset possible future capital gains. Of the capital loss carrryforward, $7,813,335 is set to expire on December 31, 2017.

For the years ended December 31, 2009 and 2008, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

DISTRIBUTIONS PAID FROM:           2009           2008
======================================================
Ordinary income          $   15,340,759 $   22,736,739
Long-term capital gain               --             --
Return of capital                   759             --
------------------------------------------------------
                         $   15,341,518 $   22,736,739
======================================================

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENTS IN SECURITIES:
During the year ended December 31, 2009, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments, were $25,379,164 and $67,184,671, respectively.

Note 6 -- DERIVATIVES:
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

20 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS continued

COVERED CALL OPTIONS
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts during the year ended December 31, 2009 were as follows:
                                             NUMBER OF                PREMIUMS
                                             CONTRACTS                RECEIVED
==============================================================================
Options outstanding, beginning of year          69,125         $    16,712,290
Options written during the year                 85,184              18,328,659
Options expired during the year                (40,164)             (8,545,505)
Options closed during the year                 (37,415)             (8,721,554)
Options assigned during the year               (23,608)             (6,406,474)
------------------------------------------------------------------------------
Options outstanding, end of year                53,122         $    11,367,416
------------------------------------------------------------------------------

The Fund adopted ASC 815, Derivatives and Hedging (formerly known as FAS No.
161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2009:


STATEMENT OF ASSETS & LIABILITY PRESENTATION OF FAIR VALUES OF DERIVATIVES:
(amount in thousands)
                         ASSET DERIVATIVES                LIABILITY DERIVATIVES
====================================================================================

                      STATEMENT OF                         STATEMENT OF
                        ASSETS AND                           ASSETS AND
              LIABILITIES LOCATION   FAIR VALUE    LIABILITIES LOCATION   FAIR VALUE
====================================================================================
                                                       Options written,
Equity risk                     --           --                at value  $    15,446
------------------------------------------------------------------------------------
TOTAL                                        --                          $    15,446
====================================================================================

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2009: (amount in thousands)

             AMOUNT OF REALIZED GAIN/(LOSS) ON DERIVATIVES
======================================================================
                                                              OPTIONS
======================================================================
Equity risk                                                  $ 10,168
----------------------------------------------------------------------
TOTAL                                                        $ 10,168
======================================================================
            CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES
======================================================================
                                                              OPTIONS
======================================================================
Equity risk                                                  $ (9,381)
----------------------------------------------------------------------
TOTAL                                                        $(9,381)
======================================================================

                                          Annual Report | December 31, 2009 | 21

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS continued

Note 7 -- CAPITAL:

COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding.

There were no transactions in common shares during the years ended December 31, 2009 and December 31, 2008.

Note 8 -- BORROWINGS:
On April 30, 2008, the Fund entered into a $50,000,000 Revolving Credit Agreement with M&I Marshall & Ilsley Bank, which provides for a revolving credit facility to be used as leverage for the Fund. Effective April 30, 2009, the $50,000,000 revolving credit agreement was reduced to $30,000,000. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. The Fund may borrow up to the lesser of the amount of the revolving credit facility or 20% of the Fund's total assets (including the proceeds of such financial leverage). Interest on the amount borrowed is based on the 1-month LIBOR plus 2.41% with a minimum annual rate of 4.00%. An unused commitment fee of 0.10% is charged on the difference between the $30,000,000 credit agreement and the amount borrowed, which is included in "Line of credit fees" on the Statement of Operations. As of December 31, 2009, there was $0 outstanding in connection with the Fund's credit facility. The average daily amount of the borrowings on the credit facility during the year ended December 31, 2009 was $11,769,863 with a related average interest rate of 2.75%. The maximum amount outstanding during the period was $24,000,000. The maturity date for the Revolving Credit Agreement is April 30, 2010.

Note 9 -- INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 10 -- SUBSEQUENT EVENT:
On February 1, 2010, the Board of Trustees declared a quarterly dividend of $0.18 per common share. The dividend is payable February 26, 2010 to shareholders of record on February 12, 2010.

Note 11 -- RECENT ACCOUNTING PRONOUNCEMENTS
On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level
2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

22 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM|

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

We have audited the accompanying statement of assets and liabilities of Madison/Claymore Covered Call & Equity Strategy Fund (the Fund), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison/Claymore Covered Call & Equity Strategy Fund at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois

February 24, 2010

                                          Annual Report | December 31, 2009 | 23

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Supplemental INFORMATIONl(unaudited)

FEDERAL INCOME TAX INFORMATION
In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

RESULTS OF SHAREHOLDER VOTES
The Annual Meeting of Shareholders of the Fund was held on July 21, 2009. Holders of the Fund's common shares of beneficial interest, par value $0.01 per share ("Common Shares") voted on the election of Class II Trustees.

Voting results with respect to the election of Class II Trustees by holders of Common Shares are set forth below:

                       # OF SHARES                          # OF SHARES
NAME                     IN FAVOR                              WITHHELD
=======================================================================
Ronald A Nyberg         13,711,565                            1,096,977
James R. Imhoff, Jr.    14,393,688                              414,853

The terms of the following Trustees of the Fund did not expire in 2009, Ronald
E. Toupin, Jr., Lorence Wheeler, Randall C. Barnes and Frank E. Burgess.

TRUSTEES

The Trustees of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

                                                                                           NUMBER OF
NAME, ADDRESS,* YEAR OF  TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING                    PORTFOLIOS IN THE
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                         FUND COMPLEX***       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                              OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
====================================================================================================================================
INDEPENDENT TRUSTEES:
====================================================================================================================================
Randall C. Barnes        Since 2004        Private Investor (2001-present).Formerly,            41               None.
Year of birth: 1951                        Senior Vice President and Treasurer, PepsiCo,
Trustee                                    Inc. (1993-1997), President, Pizza Hut
                                           International (1991-1993) and Senior Vice
                                           President, Strategic Planning and New Business
                                           Development (1987-1990) of PepsiCo, Inc.
----------------------------------------------------------------------------------------------------------------------------------
James R. Imhoff, Jr.     Since 2004        Chairman and CEO of First Weber Group                1                Director, Park
Year of birth: 1944                        (1996-present).                                                       Bank. Trustee,
5250 East Terrace Drive                                                                                          the Mosaic family
Madison, WI 53718                                                                                                of mutual funds and
Trustee                                                                                                          Madison Strategic
                                                                                                                 Sector Premium
                                                                                                                 Fund.
----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2004        Partner of Nyberg & Cassioppi, LLC, a law firm       44               None.
Year of birth: 1953                        specializing in corporate law, estate planning
Trustee                                    and business transactions (2000-present).
                                           Formerly, Executive Vice President, General
                                           Counsel and Corporate Secretary of Van Kampen
                                           Investments (1982-1999).
----------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.    Since 2004        Retired. Formerly, Vice President, Manager and       41               None.
Year of birth: 1958                        Portfolio Manager of Nuveen Asset Management
Trustee                                    (1998-1999), Vice President of Nuveen Investment
                                           Advisory Corp. (1992-1999), Vice President and
                                           Manager of Nuveen Unit Investment Trusts (1991-
                                           1999), and Assistant Vice President and Portfolio
                                           Manager of Nuveen Unit Investment Trusts (1988-
                                           1999), each of John Nuveen & Co., Inc. (1982-1999).
----------------------------------------------------------------------------------------------------------------------------------
Lorence Wheeler          Since 2004        Retired. Formerly, President of Credit Union         1                Director, Grand
Year of birth: 1938                        Benefits Services, Inc. (1986-1997) and Pension                       Mountain Bank FSB.
135 Sunset Blvd.                           Specialist for CUNA Mutual Group (1997-2001).                         Trustee, the Mosaic
Tabernash, CO 80478                                                                                              family of mutual
Trustee                                                                                                          funds and Madison
                                                                                                                 Strategic Sector
                                                                                                                 Premium Fund.
----------------------------------------------------------------------------------------------------------------------------------

24 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

                                                                                           NUMBER OF
NAME, ADDRESS,* YEAR OF  TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING                    PORTFOLIOS IN THE
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                         FUND COMPLEX***       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                              OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
====================================================================================================================================
INTERESTED TRUSTEES:
====================================================================================================================================
Frank E. Burgess+        Since 2004        Founder, President and CEO of Madison Investment     1                Director, Capital
Year of birth: 1942                        Advisors, Inc. and Madison Asset                                      Bankshares, Inc.,
550 Science Drive                          Management, LLC (1974-present).                                       Outrider
Madison, WI 53711                                                                                                Foundation, Inc.,
Trustee and Senior                                                                                               and Santa Barbara
Vice President                                                                                                   Community Bankcorp.
                                                                                                                 Trustee, the Mosaic
                                                                                                                 family of mutual
                                                                                                                 funds and Madison
                                                                                                                 StrategicSector
                                                                                                                 Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     - Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

     - Messrs. Imhoff and Nyberg, as Class II Trustees, are expected to stand for re-election at the fund's 2012 annual meeting of shareholders.

     - Messrs. Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Burgess is an"interested person"(as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund's Investment Manager.


Mr. Dalmaso and Mr. Blake served as Class II Trustees of the Fund. Mr. Dalmaso and Mr. Blake did not stand for re-election at the Fund's annual meeting of shareholders on July 21, 2009 (the "Annual Meeting"). Based on a recommendation from the Nominating and Governance Committee of the Board and pursuant to authority granted to it under the Fund's Agreement and Declaration of Trust, the Board decided to reduce its size from eight to six Trustees upon the expiration of the current terms of Mr. Dalmaso and Mr. Blake at the Annual Meeting.

                                          Annual Report | December 31, 2009 | 25

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS:
The Officers of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF           TERM OF OFFICE**
BIRTH AND POSITION(S)             AND LENGTH OF         PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND
HELD WITH REGISTRANT              TIME SERVED           OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                 Since 2008            Senior Managing Director and Chief Investment Officer of Claymore Advisors,
Year of birth: 1955                                     LLC and Claymore Securities Inc. Chief Executive Officer of certain funds
Chief Executive Officer                                 in the Fund Complex (2008-present). Formerly, Managing Director of Research,
                                                        Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                 Since 2008            Senior Managing Director and General Counsel of Claymore Advisors, LLC,
Year of birth: 1959                                     Claymore Securities, Inc. and Claymore Group, Inc. (2007-present). Chief
Chief Legal Officer                                     Legal Officer of certain other funds in the Fund Complex. Formerly,
                                                        Associate General Counsel and Assistant Corporate Secretary of NYSE
                                                        Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                    Since 2004            Senior Managing Director of Claymore Advisors, LLC and Claymore Securities,
Year of birth: 1964                                     Inc. (2005-present). Formerly, Chief Financial Officer of Claymore
Chief Financial Officer,                                Group Inc. (2005-2006). Formerly, Managing Director of Claymore Advisors,
Chief Accounting Officer                                LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of
and Treasurer                                           Henderson Global Funds and Operations Manager for Henderson Global Investors
                                                        (North America) Inc. (2002-2003). Formerly, Managing Director,
                                                        FrontPoint Partners LLC (2001-2002)
------------------------------------------------------------------------------------------------------------------------------------
Mark Mathiasen                    Since 2009            Vice President, Assistant General Counsel of Claymore Advisors, LLC.
Year of birth: 1978                                     Secretary of certain funds in the Funds Complex (2007-present). Previously,
Secretary                                               Law Clerk for the Idaho State Courts (2003-2007).
------------------------------------------------------------------------------------------------------------------------------------
Jay Sekelsky                      Since 2004            Managing Director of Madison Investment Advisors, Inc.; Vice President of
550 Science Drive                                       Madison Asset Management, LLC; Vice President of Funds in the Mosaic
Madison, WI 53711                                       family of funds and Madison Strategic Sector Premium Fund.
Year of birth: 1959
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Kay Frank                         Since 2004            Managing Director of Madison Investment Advisors, Inc. (1986 -- present);
550 Science Drive                                       Vice President of Madison Asset Management, LLC (2003-present);
Madison, WI 53711                                       President of Funds in the Mosaic family of funds and President of Madison
Year of birth: 1960                                     Strategic Sector Premium Fund.
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Ray Di Bernardo                   Since 2003            Vice President of Madison Investment Advisors, Inc. (2003-present).
550 Science Drive
Madison, WI 53711
Year of birth: 1962
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Greg Hoppe                        Since 2008            Vice President of Madison Mosaic, LLC (1999-present); Vice President of
550 Science Drive                                       Madison Asset Management LLC (2004-present).
Madison, WI 53711
Year of birth: 1969
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                       Since 2006            Vice President-Fund Compliance Officer of Claymore Advisors, LLC (Feb
Year of birth: 1957                                     2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of
Chief Compliance Officer                                Harris Investment Management, Inc. (2003-2006). Formerly,
                                                        Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth H. Hudson               Since 2009            Assistant General Counsel of Claymore Group Inc. (2009 to present).
Year of birth: 1980                                     Assistant Secretary of certain funds in the Fund Complex. Previously,
Assistant Secretary                                     associate at Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


26 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York Mellon (the "Plan Administrator"), administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

                                          Annual Report | December 31, 2009 | 27

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Board Considerations Regarding Contract Approvals of the Interim and New Investment Advisory Agreements and Interim and New Investment Management Agreements

On September 23, 2009, the Board of Trustees (the "Board") of the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees"), on the recommendation of the Nominating & Governance Committee (referred to as the "Committee" and consisting solely of the Independent Trustees) of the Board of the Fund, approved: (1) an interim ("Interim Advisory Agreement") and new ("New Advisory Agreement") advisory agreement (together, the "Investment Advisory Agreements") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) an interim ("Interim Investment Management Agreement") and new ("New Investment Management Agreement") investment management agreement (together the "Investment Management Agreements") among the Adviser, the Fund and Madison Asset Management, LLC ("Investment Manager"). (The Investment Advisory Agreements and the Investment Management Agreements are together referred to as the "Advisory Agreements.") As part of its review process, the Committee was represented by independent legal counsel.

Based upon its review, the Board and the Committee concluded that it was in the best interest of the Fund to approve each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INTERIM ADVISORY AGREEMENT AND NEW ADVISORY AGREEMENT
The Board reviewed materials received from the Adviser, Guggenheim Partners, LLC ("Guggenheim") and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund. Earlier this year, the Adviser informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser (the "Transaction"). The Adviser provided periodic reports to representatives of the Board as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

Following the execution of a merger agreement between Claymore and Guggenheim (the "Merger Agreement"), a telephonic meeting was held on July 28, 2009, and attended by certain members of the Board, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of the Board requested additional information regarding the Transaction, Guggenheim and the impact of the Transaction on the Shareholders of the Fund.

During the third quarter of 2009, the Committee received reports on the progress of the Transaction, including the debt financing and additional equity financing arranged by Guggenheim. As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm,
(iii) information regarding other Guggenheim affiliated investment managers,
(iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the closing of the Transaction. The Committee met and discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement in September 2009. Additional supplemental information regarding the Transaction and Guggenheim was provided by the Adviser and Guggenheim and reviewed by the Committee.

Subsequent to these meetings, the Board met in person to consider the Interim Advisory Agreement and the New Advisory Agreement at a meeting held on September 23, 2009. The Board met with representatives of the Adviser and Guggenheim to discuss the Transaction. Representatives from the Adviser and Guggenheim discussed the Transaction with, and answered questions from, the Board. The Committee met in executive session to discuss the Transaction and the information provided at the Board meeting. The Committee concluded that it was in the best interest of the Fund to approve the Interim Advisory Agreement and New Advisory Agreement and, accordingly, recommended to the Board the approval of the Interim Advisory Agreement and New Advisory Agreement. The Board subsequently approved the Interim Advisory Agreement and approved the New Advisory Agreement for a one-year term. The Board also determined to consider the continuation of the agreement during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreement. In reaching the conclusion to approve the Interim Advisory Agreement and New Advisory Agreement, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the review of the Interim Advisory Agreement and the New Advisory Agreement.

In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors:

     o within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;

     o Board approval of the Fund's Investment Advisory Agreements was a condition to the closing of the Transaction;

     o Claymore's statement to the Board that the manner in which the Fund's assets are managed will not change as a result of the Transaction;

     o the aggregate advisory fee rate payable by the Fund will not change under the Interim Advisory Agreement or New Advisory Agreement;

     o there are no material differences between the terms of the Interim Advisory Agreement and New Advisory Agreement and the terms of the Fund's prior advisory agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with Rule 15a-4 under the 1940 Act;

     o the capabilities of the Adviser's personnel who will provide advisory (if applicable), management, shareholder servicing and administrative services to the Fund are not expected to change, and the key personnel who currently provide advisory (if applicable), management, shareholder servicing and administrative services to the Fund are expected to continue to do so after the Transaction;

     o the assurance from the Adviser and Guggenheim that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund;

     o    the Adviser's current financial condition;


28 | Annual Report | December 31, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | BOARD CONSIDERATIONS continued

     o    the impact of the Transaction on the Adviser's day-to-day operations;

     o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

     o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;

     o that Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as the Adviser will bear the costs, fees and expenses incurred by the Fund in connection with the Fund's Proxy Statement and any other costs of the Fund associated with the Transaction; and

     o that the Adviser and relevant acquisition subsidiaries have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden"(within the meaning of Section 15(f) of 1940 Act) on the Fund.

Nature, Extent and Quality of Services Provided by the Adviser. The Board noted that key management personnel servicing the Fund are expected to remain with the Adviser following the Transaction and that the services provided to the Fund by the Adviser are not expected to change. The Board also considered the Adviser's and Guggenheim's representations to the Board that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Fund were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

Advisory Fees. The Board also considered the fact that the advisory fee rates payable to the Adviser would be the same under the Interim Advisory Agreement and New Advisory Agreement as they are under the Fund's prior advisory agreement, which had within the last year been determined to be reasonable. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Performance. With respect to the performance of the Fund, the Board considered that, the Investment Manager would continue to manage the Fund's portfolio following the closing of the Transaction, subject to Shareholder approval of the New Investment Management Agreement. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Profitability. The Board noted that it was too early to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Fund, but concluded that this matter would be given further consideration on an annual basis going forward. The Board also noted that the Adviser's fee rates under the Interim Advisory Agreement and New Advisory Agreement are the same as those assessed under the Fund's prior advisory agreement.

Economies of Scale. The Board considered any potential economies of scale that may result from the Transaction. The Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Transaction.

Other Benefits. The Board noted its prior determination that the advisory fees were reasonable, taking into consideration other benefits to the Adviser (including the receipt by Claymore of an administrative fee). The Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Board concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.

NEW INVESTMENT MANAGEMENT AGREEMENT AND INTERIM INVESTMENT MANAGEMENT
AGREEMENT
In conjunction with the consideration of the Transaction and the approval of a New Advisory Agreement and Interim Advisory Agreement, the Board, including the Independent Trustees, also considered the Fund's New Investment Management Agreement and Interim Investment Management Agreement. The Board noted that while the closing of the Transaction would result in the termination of the prior investment management agreement pursuant to its terms, the Investment Manager was not a party to the Transaction and the operations of the Investment Manager and the services to be provided by the Investment Manager would be unaffected by the Transaction.

The Board determined that there were no material differences between the terms of the Interim Investment Management Agreement and the corresponding prior investment management agreement, except with respect to those provisions required to comply with Rule 15a-4 under the 1940 Act, and that there were no material differences between the terms of the New Investment Management Agreement and the prior investment management agreement. The Board noted that the compensation to be received by the Investment Manager under the Interim Investment Management Agreement and New Investment Management Agreement is not greater than the compensation the Investment Manager would have received under the prior investment management agreement. The Board noted that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and New Investment Management Agreement would be at least equivalent to the scope and quality of services provided under the prior investment management agreement. The Board noted that, within the last year, it had engaged in a thorough review of the various factors, including fees and performance, that are part of the evaluation of the renewal or approval of an investment management agreement.

The Board noted that the factors previously considered with respect to approval of the prior investment management agreement continued to support the approval of the New Investment Management Agreement and Interim Investment Management Agreement. The Board also determined to consider such factors again within one year of the execution of the New Investment Management Agreement. Based upon its review, the Board concluded that it was in the best interest of the Fund to approve the New Investment Management Agreement and Interim Investment Management Agreement.

OVERALL CONCLUSIONS
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements is in the best interests of the Fund.

                                          Annual Report | December 31, 2009 | 29

This Page Intentionally Left Blank.

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Fund INFORMATION|

BOARD OF TRUSTEES                         OFFICERS                          INVESTMENT ADVISER
Randall C. Barnes                         J. Thomas Futrell                 Madison Asset Management, LLC
                                          Chief Executive Officer           550 Science Drive
Frank Burgess*                                                              Madison, WI 53711
                                          Kevin M. Robinson
James Imhoff, Jr.                         Chief Legal Officer               INVESTMENT ADVISER
                                                                            Claymore Advisors, LLC
Ronald A. Nyberg                          Steven M. Hill                    2455 Corporate West Drive
                                          Chief Financial Officer, Chief    Lisle, IL 60532
Ronald E.Toupin, Jr.                      Accounting Officer and Treasurer
                                                                            ADMINISTRATOR
                                          Frank Burgess                     Claymore Advisors, LLC
Lorence Wheeler                           Senior Vice President             2455 Corporate West Drive
                                                                            Lisle, IL 60532
* Trustee is an "interested person"       Mark Mathiasen
  of the Fund as defined in the           Secretary                         CUSTODIAN AND TRANSFER AGENT
  Investment Company Act of 1940,                                           The Bank of NewYork Mellon
  as amended.                             Jay Sekelsky                      New York, New York
                                          Vice President
                                                                            LEGAL COUNSEL
                                          Kay Frank                         Vedder Price P.C.
                                          Vice President                    Chicago, Illinois

                                          Ray Di Bernado                    INDEPENDENT REGISTERED
                                          Vice President                    PUBLIC ACCOUNTING FIRM
                                                                            Ernst &Young LLP
                                          Greg Hoppe                        Chicago, Illinois
                                          Vice President

                                          Bruce Saxon
                                          Chief Compliance Officer

                                          Elizabeth H. Hudson
                                          Asst. Secretary

PRIVACY PRINCIPLES OF MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND FOR SHAREHOLDERS
The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:
          The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 851-0264.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 851-0264 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

                                          Annual Report | December 31, 2009 | 31

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

About the FUND MANAGER|

MADISON ASSET MANAGEMENT, LLC

Madison Asset Management, LLC, (MAM) a subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages in excess of $15 billion in individual, corporate, pension, insurance, endowment and mutual fund assets as of December 31, 2009.

INVESTMENT PHILOSOPHY

MAM believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

INVESTMENT PROCESS

The managers employ a fundamental, bottom-up strategy in constructing equity portfolios. The managers look for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The managers follow a rigorous three-step process when evaluating companies and then employ an actively-managed option strategy to help enhance income and mitigate downside risk.

1. BUSINESS MODEL. The managers look for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2. MANAGEMENT. When assessing management, the managers look to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3. PROPER VALUATION. The final step in the process is assessing the proper valuation for the company. The managers strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the managers have high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund's calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC 02/10

            NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

MCN
LISTED
NYSE


                                                                     MCN-AR-1209

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)   (1) The registrant's Code of Ethics is attached hereto as an exhibit.

      (2) Not applicable.

      (3) Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Randall C. Barnes. Mr. Barnes is an "independent" Trustee for purposes of this Item 3 of Form N-CSR. Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $46,000 and $46,500 for the fiscal years ended December 31, 2009 and December 31, 2008, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) were $0 and $0 for the fiscal years ended December 31, 2009 and December 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,900 and $6,000 for the fiscal years ended December 31, 2009 and December 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0 and $0 for the fiscal years ended December 31, 2009 and December 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

         (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.


IV.C.2    Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the I Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

         (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3    Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control I affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

         (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant were $6,900 and $6,000 for the fiscal years ended December 31, 2009 and December 31, 2008, respectively.

(h) Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is comprised of:
Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler.

(b) Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the responsibility for voting of proxies relating to its voting securities to its investment manager, Madison Asset Management, LLC (the "Investment Manager"). The Investment Manager's proxy voting policies and procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Frank E. Burgess, the President and founder of the adviser to the registrant and Madison Investment Advisors, Inc., and Ray Di Bernardo, Portfolio Manager of the adviser to the registrant and Vice President of Madison Investment Advisors, Inc., are jointly responsible for the day-to-day management of the registrant. The adviser to the registrant, Madison Asset Management, LLC, is a wholly owned subsidiary of Madison Investment Advisors, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):

FRANK BURGESS:

---------------------------------------------------------------------------------------------------------
                                                                                       TOTAL ASSETS IN
                                                                     ACCOUNTS WITH      ACCOUNTS WITH
                            NUMBER OF OTHER     TOTAL ASSETS IN    PERFORMANCE-BASED  PERFORMANCE-BASED
     TYPES OF ACCOUNTS      ACCOUNTS MANAGED        ACCOUNTS         ADVISORY FEES      ADVISORY FEES
---------------------------------------------------------------------------------------------------------
Registered Investment       4 (including the      297 million              1             $6 million
Companies                        Trust)
---------------------------------------------------------------------------------------------------------
Other Pooled Investment             0                  $0                  0                 $0
Vehicles
---------------------------------------------------------------------------------------------------------
Other Accounts                      0                  $0                  0                 $0
---------------------------------------------------------------------------------------------------------

RAY DI BERNARDO:

---------------------------------------------------------------------------------------------------------
                                                                                       TOTAL ASSETS IN
                                                                     ACCOUNTS WITH      ACCOUNTS WITH
                             NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED  PERFORMANCE-BASED
      TYPES OF ACCOUNTS      ACCOUNTS MANAGED        ACCOUNTS         ADVISORY FEES      ADVISORY FEES
---------------------------------------------------------------------------------------------------------
Registered Investment       4 (including the      297 million              1             $6 million
Companies                        Trust)
---------------------------------------------------------------------------------------------------------
Other Pooled Investment             0                  $0                  0                 $0
Vehicles
---------------------------------------------------------------------------------------------------------
Other Accounts                      0                  $0                  0                 $0
---------------------------------------------------------------------------------------------------------

MATERIAL CONFLICTS OF INTEREST THAT MAY ARISE IN CONNECTION WITH THE MANAGER'S MANAGEMENT OF THE TRUST'S INVESTMENTS AND THE INVESTMENTS OF THE OTHER ACCOUNTS:
Note that of the four funds managed, the Madison Institutional Equity Option Fund, an open-end series of Madison Mosaic Equity Trust ("MADOX"), with investment strategies similar to the Trust, contains a fulcrum fee that rewards the adviser to the Trust if MADOX outperforms the BXM Index and penalizes the adviser for underperforming such index. As of the date of this filing, MADOX assets were approximately $4 million. The adviser's compliance program includes procedures to monitor trades by MADOX, the Trust and other funds managed by the portfolio manager. In addition, potential conflicts of interest may arise because the adviser engages in portfolio management activities for clients other than the funds. However, Madison has adopted a variety of portfolio security aggregation and allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm's client accounts, their individual effort, and the overall profitability of the firm. As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers' goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods. Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation. The purpose of this structured payout is to aid in the retention of investment personnel. With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm's equity management team (all portfolio managers listed above except Mr. Burgess) is based on the performance of the firm's various equity composites measured against the appropriate index benchmarks. All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter). Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2009, the portfolio manager beneficially owned the following amounts of the registrant:

NAME OF MANAGER                      NAME OF REGISTRANT                          RANGE OF OWNERSHIP INTEREST
---------------                   ------------------------                       ---------------------------
Frank Burgess           Madison/Claymore Covered Call & Equity
                        Strategy Fund                                                $100,001 - $500,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as requred by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

 (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)      Madison Asset Management, LLC Proxy Voting Policies

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call & Equity Strategy Fund
             ------------------------------------------------------

By:      /s/ J. Thomas Futrell

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 4, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 4, 2010

By:      /s/ Steven M. Hill

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    March 4, 2010